MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT Series 3
Payment Date:     28-May-97
Reporting Month:  April

                  Class
                  Interest     Beginning       Interest      Interest     Principal     Total         Applied Ending
Class             Rate         Balance         Accrual       Payment      Payment       Distribution  Losses  Balance
Merit 3 Class A    6.237500%   $58,557,047.69  $304,374.65   $304,374.65  $3,346,139.72 $3,650,514.37 $0.00   $55,210,907.97
Merit 3 Class B   15.000000%   $13,585,736.00  $169,821.70   $169,821.70          $0.00   $169,821.70 $0.00   $13,585,736.00

                               $72,142,783.69  $474,196.35   $474,196.35  $3,346,139.72 $3,820,336.07 $0.00   $68,796,643.97

Class               CUSIP          Priority  Principal Type   Interest Type
Merit 3 Class A     589962AG4      Senior    Sequential       Floater
Merit 3 Class B     589962AH2      Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3
Payment Date:     28-May-97
Reporting Month:  April


                                                                Interest     Interest      Principal
                Original        Original Integral     Record    Accrual      Payment       Payment         Ending         Remaining
Class           Balance         Pct Pool Denomination Date      Factor       Factor        Factor          Balance        Principal
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    30-Apr-97  2.10861054   2.10861054   23.18098919     $55,210,907.97 0.38248357
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    30-Apr-97 12.50000000  12.50000000    0.00000000     $13,585,736.00 1.00000000

                $157,934,180.00                                                                            $68,796,643.97

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         28-May-97
Reporting Month       April

Reserve Funds and Subordination




                          Initial Coverage     Beginning Coverage    Adjustments Losses      Insured Balance  Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 14.15% $11,887,519.82 $0.00       $211,200.87 $80,671,818.92   14.74% $11,875,174.95

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 38.50% $2,619,944.00 $0.00       $0.00  $6,788,372.33   38.59% $2,619,944.00

Surplus Summary

Class                      Total  Distribution
Surplus                                 $0.00

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current Balance
30+ Days                23          $3,173,202             3.93%
60+ Days                 9          $1,144,234             1.42%
90+ Days                35          $5,496,960             6.81%
Foreclosure              8          $2,503,106             3.10%
REO                     24          $4,123,485             5.11%

Totals                  99         $16,440,987            20.38%


Advances on Delinquencies                                      $146,106.61
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   28-May-97
Report Date:    April

Collateral Proceeds Account


Beginning Balance                                    $0.00

Deposits                                                       Withdrawals

Interest Net of Servicing Fee                  $485,089.15     Interest Payments                $474,196.35
Principal                                    $3,346,139.72     Principal Payments             $3,346,139.72
Deposits From Reserve Fund                           $0.00     Surplus                                $0.00
Other Deposits                                       $0.00     FSA Fee                           $10,892.80
                                                               Discount Principal Reserve             $0.00

Total Deposit                                $3,831,228.87     Total Withdrawals              $3,831,228.87

                                                               Ending Balance                         $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies